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                                     [LOGO]
                                  BOSTON TRUST
                             INVESTMENT MANAGEMENT

                              Boston Balanced Fund

                                                                   ANNUAL REPORT
                                                                  March 31, 2001


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[LOGO]
BOSTON TRUST
INVESTMENT MANAGEMENT

                                                                   ANNUAL REPORT
Table of Contents                                                 March 31, 2001
--------------------------------------------------------------------------------
Boston Balanced Fund
   Market and Performance Review .........................................     1
   Investment Performance ................................................     4
   Schedule of Portfolio Investments .....................................     5
   Financial Statements ..................................................     7
   Financial Highlights ..................................................     9

Notes to Financial Statements ............................................    10

Report of Independent Public Accountants .................................    12

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[LOGO]
BOSTON TRUST
INVESTMENT MANAGEMENT

MARKET AND PERFORMANCE                                      BOSTON BALANCED FUND
REVIEW                                   Manager Commentary by Domenic Colasacco
--------------------------------------------------------------------------------

Among the many Wall Street adages stated this year, "Don't confuse wisdom with a bull market" has been among our favorite. It has helped us retain a sense of humility through the good years. Unfortunately, the actual stock market environment doled out more than enough humility on its own in the past quarter, ending any doubt that we are in a bear market. Specifically, the Standard & Poors 500 Stock Index(1) (the "S&P 500") fell by 11.85% for the period ended March 31, 2001, which brought the decline for the past year to 21.67%. A majority of the gains the S&P 500 had recorded since the end of 1998 has now been retraced. As poor as the S&P 500 performance has been, the technology-laden Nasdaq Composite Index(2) has been even worse. Nasdaq followed the year 2000's 40% price drop with a first quarter decline of 25.51%, and now stands approximately 60% below the record high reached in March 2000. Some of the factors that led to the technology sector meltdown last year--slowing demand for products and services, greater business competition, and profit deterioration--intensified through the first quarter. Even those technology companies recognized as the strongest and best positioned have begun to report lower than expected sales and profits, and their stocks have suffered accordingly.

As it did throughout last year, the Boston Balanced Fund (the "Fund") avoided the worst of the technology sector collapse in the first quarter. Unlike last year, that was not enough to withstand the current broader-based market decline. Greater concern that we could experience our first economic recession in 10 years led to a decline in the value of every major stock group over the past 3 months, including the three largest sector components--technology, financial services and health care. Consequently, it has been extremely difficult to avoid losses in a diversified stock portfolio thus far in 2001. Amid the stock market carnage, the Fund declined by 5.00% for the year, a disappointing yet comparatively reasonable result. The decline in share value was tempered by a combination of the high financial quality of the individual stock and bond investments, and the cumulative steps we have taken over the past year to reduce the Fund's allocation to stocks. From a high of 72% of total Fund assets on December 31, 1999, we lowered the stock component steadily to 68% on June 30, 2000, and 59% this past year-end. By the end of the first quarter equities were 55% of total value.*

In recent weeks, a number of Fund shareholders have asked our opinion about whether the stock market has reached the bottom, and if we think prices will recover enough for the Fund to post a positive return for the year. "Not yet, but close" is our abbreviated response to whether the general market has reached a low. As to the second question, we are optimistic about prospects for the Fund to at least recoup the first quarter's decline by December. As efficient as abbreviated opinions may be, we want to outline the reasons behind them, and which actual future economic developments would lead us to revise our thinking.

LOOKING AHEAD

Correctly forecasting the economic outlook is sufficiently difficult and imprecise during relatively stable periods. In the current volatile environment, all forecasts carry even greater risk and more than the usual equivocation by business and government economists alike. During these times all of us can appreciate Harry Truman's oft quoted frustration with economists. After listening to a senior economic advisor say--"on one hand we could have a recession, while on the other we may not"--Harry turned to one of his aides and quipped--"Next time find a one-armed economist."--With the understanding that money managers, as well as economists, usually have at least two arms, we start with a brief summary of the current economic circumstances.

Virtually all of the economic evidence since December has indicated that Gross Domestic Product (GDP) growth has slowed significantly from a year ago. Key international economies

--------------------------------------------------------------------------------
* Portfolio composition is subject to change.
(1) The S&P 500 Stock Index is generally representative of the U.S. stock market as a whole.
(2) The Nasdaq Composite Index is a market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as the National Market System traded foreign common stocks and ADRs.
The above indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees.
Investors cannot invest directly in an index, although they can invest in the underlying securities.

MARKET AND PERFORMANCE                                      BOSTON BALANCED FUND
REVIEW (CONT)                            Manager Commentary by Domenic Colasacco
--------------------------------------------------------------------------------

have moderated as well. The Federal Reserve Board (the "Fed") confirmed the economic slowdown, and reduced interest rates, its primary policy tool to stimulate growth, on three occasions during the quarter. The cumulative 1.5 percentage point reduction, in just three months, is notably more than prior periods when the Fed sought to stimulate the economy. In order to avoid consumer alarm, recent public comments by Chairman Alan Greenspan enumerated many of the positive long-term economic trends still in place, particularly productivity gains and the continuing low rate of inflation. We agree with both his approach and the substance of his comments. Nonetheless, beneath the surface, we suspect the Fed is very concerned about current economic trends, especially the potential aftershocks of "irrational exuberance."

Chairman Greenspan first noted such latent concerns in 1996 with respect to the behavior of the stock market generally. At the time, he did not want an inevitable drop in stock prices from unrealistically high levels to hurt consumer confidence and spill over to the real economy. With the benefit of hindsight, it is clear that most of the actual "irrational exuberance" we experienced over the past five years was concentrated in the technology sector. Three primary trends came together to create the five-year technology business frenzy and the related technology stock price bubble. First, innovation in wireless and fiber optic technology amid a change in regulation led telecommunications firms to scramble to build new networks in an attempt to secure critical market share. Second, the proliferation of the Internet accentuated demand for hardware, software, and technology consulting services. Not only were the newly founded dot.com companies spending their venture capital and IPO funding aggressively, but virtually every major corporation in the world decided that an internet presence was imperative to its survival. Corporate capital spending budgets were either augmented or redirected toward technology investments. Fear of a year 2000 computer problem provided the third temporary demand component. Many companies and individuals decided to use the occasion to upgrade their technology platforms. The cycle began to unravel about a year ago as the business plans of many dot.coms failed. Similarly, most new telecommunications companies have failed to reach profitability amid intense competition. Capital spending by established corporations has become the primary source of sustainable demand. This has not been enough to support the rapid growth plans within the technology sector; projected sales and profits have taken a sharp downturn throughout the industry.

We feel the fall in technology stocks has led us into a bear market. Is the loss of a few trillion dollars in stock market wealth--which economists refer to as the "wealth effect", or more aptly, the loss thereof--coupled with the actual business downturn in technology, sufficiently severe enough to throw the entire economy into recession? Economists' opinions vary. Although a close call, at this time we believe the economy will avoid a recession, which is defined as two consecutive quarterly declines in real GDP. Our conclusion reflects continued strength in consumer spending patterns, the diversity of the economy in general, and our confidence in the success of the Fed's policy decisions. Moreover, the rate of technology spending is only adjusting downward, not ending. That said, we believe there is no question that the cyclical downturn and transition to a lower growth rate could be lethal to many technology companies, resulting in thousands of employee layoffs, and shrink industry profits as operating margins fall to reflect a better supply/demand balance.

In our abbreviated response about the Fund's performance outlook for the balance of the year, we assume that we will either avoid, or at worst, have a short-lived recession. If the actual economic path is a more severe and prolonged downturn, with sharp declines in reported corporate profits, then the prospect of ending the year with a positive return is low, no matter how defensive an investment position we assume in the Fund.

OUR INVESTMENT STRATEGY

The essence of investment strategy involves assessing whether prevailing stock and bond prices reflect economic and corporate developments fairly. Our tendency in the Fund during periods with above-average economic risk, such as the present, is to assume less investment risk than usual. Foregoing an opportunity is far less painful than suffering a significant, actual loss. There will be many opportunities to assume a more aggressive investment posture after a more favorable economic trend is clear. Within this backdrop, we summarize our current thoughts on the three primary strategies that we use in the Fund, asset allocation, portfolio composition, and security selection.

ASSET ALLOCATION: In the early 1980's a normal, or neutral, asset allocation for balanced funds was about 50% stocks and 50% bonds. More recently, the typical balanced fund has had closer to 60% of assets in equities. We have been less rigid within Boston Balanced Fund, and have used asset allocation as an essential strategy component to manage risk and seek above average long-term gains. From the Fund's inception in December 1995 to about a year ago, a period with favorable economic trends, stocks comprised close to 70% of the Fund's total assets. A year ago, as our concern about prevailing stock valuations and the economic outlook increased, we began to reduce the allocation to stocks. The Fund's 55% quarter-end stock allocation is the lowest level since inception. Until we gain even greater confidence that a deep and prolonged economic recession will not occur, we do not expect to increase the aggregate stock holdings above 60%. The only exception would be if stock prices fall to levels where the risk/reward opportunities are extraordinary, and already reflect a severe downturn. Let me emphasize that a stable asset allocation has never meant a static portfolio. We continuously review the

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                                       2

MARKET AND PERFORMANCE                                      BOSTON BALANCED FUND
REVIEW (CONT)                            Manager Commentary by Domenic Colasacco
--------------------------------------------------------------------------------

composition of the equity segment, and always seek to identify individual companies with superior businesses, which are available at reasonable prices.

PORTFOLIO COMPOSITION includes economic sector and industry emphasis, company size, financial stability, geographic diversity, and relative stock valuation. Technology has been the worst-performing sector this year, but there were few other opportunities to add value through portfolio composition in the first quarter. Every stock sector declined, and the disparity among large-, mid- and small-capitalization stocks was comparatively low. As we begin the second quarter, the Fund is still positioned to withstand continuing corporate profit disappointments and a potential economic recession rather than an economic recovery. Pharmaceutical stocks and other defensive, less economically sensitive issues represent a high percentage of the portfolio compared to the market generally. This has not always been the case. When to reposition the Fund more toward companies that benefit comparatively from an economic recovery will be the next major portfolio composition decision. Our timing will be influenced by actual economic events. Potential purchases to participate in a business recovery would include industrial manufacturing companies, and even technology stocks as prospective sales growth improves and industry profit margins stabilize.

SECURITY SELECTION: The equity component of the Fund performed slightly better than the S&P 500 return in the first quarter. Our prevailing equity style, which emphasizes higher quality investments, helped, as did the fact that only one of the largest stock positions, Schering-Plough Corp. (1.57% of net assets), fell because of a negative news announcement. Sales and earnings reports of Federal National Mortgage Association (4.49%), Medtronic (1.96%), Exxon Mobil Corp. (2.26%), Sysco Corp. (2.05%) and Johnson & Johnson (2.25%), the other large holdings, were all in line with expectations. The defensive characteristics of these core holdings should allow each to withstand difficult economic conditions, while painful, market declines also bring opportunity. In light of our current expectation that we will avoid a severe recession, we recently added to investments in several mid-size companies with more cyclical businesses and depressed stock prices. These include Applied Materials, Inc. (0.75%), Avery Dennison Corp. (0.22%), Dover Corp. (0.15%), Interpublic Group Cos., Inc. (0.29%) and Teleflex, Inc. (0.18%).*

We would like to take this opportunity to thank you for your continued confidence in United States Trust Company of Boston; we look forward to providing you with superior investment management services in the months and years to come. Please feel free to contact us at (617) 726-7250 should you have any questions about our investment views or your account.

/s/ Domenic Colasacco

Domenic Colasacco
Portfolio Manager and President
United States Trust Company of Boston

--------------------------------------------------------------------------------
* Portfolio composition is subject to change.

* Portfolio composition is subject to change.

                                                            BOSTON BALANCED FUND
Investment Performance                                           March 31, 2001
--------------------------------------------------------------------------------

Fund Net Asset Value: $24.77

                                                                                            ANNUALIZED
                                                                          --------------------------------------------------
                                                               QUARTER                                       SINCE INCEPTION
                                                               TO DATE         1 YEAR         5 YEARS       DECEMBER 1, 1995
   BOSTON BALANCED FUND*                                       -5.28%          -5.00%         11.20%            11.01%
   Lipper Balanced Funds Average**                             -5.72%          -6.26%          9.52%             9.80%
   Standard & Poor's 500 Stock Index**                        -11.85%         -21.67%         14.18%            14.77%
   Lehman Brothers Government/Credit Bond Index**               3.20%          12.41%          7.42%             6.75%
   90-Day U.S. Treasury Bills**                                 1.21%           5.80%          5.17%             5.28%

*After all expenses at an annual rate of 1.00%, the adviser's expense limitation.
**Performance is calculated from November 30, 1995.

                                  [LINE GRAPH]

         90-Day U.S.        Lehman Brothers       Lipper Balanced       Boston       S&P 500
        Treasury Bills  Gov't./Credit Bond Index   Funds Average    Balanced Fund  Stock Index

11/95       10,000              10,000                   10,000          10,000      10,000
12/95       10,046              10,147                   9,990           10,123      10,185
            10,091              10,210                   10,177          10,314      10,535
            10,132              9,993                    10,209          10,254      10,637
            10,175              9,910                    10,247          10,265      10,739
            10,217              9,841                    10,344          10,298      10,896
            10,261              9,824                    10,477          10,456      11,178
            10,304              9,956                    10,492          10,510      11,223
            10,349              9,979                    10,206          10,233      10,724
            10,394              9,955                    10,389          10,380      10,951
            10,438              10,132                   10,779          10,875      11,567
            10,484              10,368                   10,990          11,087      11,884
            10,528              10,559                   11,493          11,729      12,786
12/96       10,573              10,442                   11,377          11,584      12,535
            10,619              10,454                   11,712          12,051      13,314
            10,661              10,476                   11,728          12,173      13,421
            10,707              10,352                   11,395          11,773      12,863
            10,753              10,503                   11,725          12,324      13,631
            10,800              10,600                   12,240          12,774      14,468
            10,846              10,728                   12,614          13,180      15,113
            10,892              11,056                   13,345          13,858      16,313
            10,939              10,932                   12,990          13,330      15,406
            10,986              11,104                   13,505          13,931      16,250
            11,034              11,281                   13,276          13,753      15,707
            11,080              11,341                   13,502          14,314      16,434
12/97       11,128              11,460                   13,694          14,718      16,717
            11,178              11,622                   13,778          15,005      16,903
            11,222              11,599                   14,368          15,765      18,122
            11,272              11,635                   14,780          16,381      19,050
            11,320              11,693                   14,882          16,588      19,241
            11,368              11,818                   14,720          16,260      18,911
            11,415              11,938                   14,946          16,813      19,679
            11,463              11,948                   14,741          16,485      19,469
            11,512              12,181                   13,441          15,040      16,654
            11,559              12,529                   14,018          15,782      17,721
            11,606              12,440                   14,599          16,611      19,163
            11,649              12,515                   15,157          17,106      20,324
12/98       11,692              12,545                   15,703          17,555      21,495
            11,735              12,634                   15,974          17,841      22,394
            11,775              12,333                   15,540          17,318      21,698
            11,820              12,395                   15,929          17,568      22,566
            11,864              12,426                   16,407          18,115      23,440
            11,909              12,298                   16,176          17,890      22,887
            11,954              12,260                   16,628          18,383      24,157
            12,000              12,226                   16,305          17,926      23,403
            12,048              12,216                   16,096          17,841      23,287
            12,095              12,326                   15,880          17,452      22,649
            12,144              12,358                   16,346          18,012      24,082
            12,193              12,350                   16,555          18,097      24,571
12/99       12,246              12,275                   17,096          18,357      26,019
            12,299              12,271                   16,627          17,778      24,712
            12,352              12,425                   16,675          17,346      24,244
            12,410              12,604                   17,583          18,370      26,616
            12,468              12,542                   17,240          18,268      25,815
            12,529              12,531                   17,013          17,944      25,285
            12,588              12,786                   17,349          18,325      25,908
            12,649              12,922                   17,309          17,956      25,503
            12,711              13,104                   18,131          18,669      27,087
            12,775              13,154                   17,700          18,185      25,657
            12,842              13,237                   17,632          18,465      25,549
            12,907              13,463                   16,912          18,014      23,535
12/00       12,975              13,728                   17,323          18,424      23,650
            13,042              13,959                   17,728          18,487      24,489
            13,098              14,103                   16,936          17,903      22,256
3/01        13,156              14,168                   16,315          17,452      20,846


The chart represents a historical investment of $10,000 in the Boston Balanced Fund from December 1, 1995, to March 31, 2001, and represents the reinvestment of dividends and capital gains in the Fund.

The Boston Balanced Fund is compared to the Standard & Poor's 500 Stock Index and the Lehman Brothers Government/Credit Bond Index. These indices are unmanaged and generally representative of the U.S Stock market, U.S. treasury/government agencies and corporate debt securities, respectively. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The 90-Day U.S. Treasury Bills are represented by the U.S. Treasury Bill Total Return Index. Treasury bills are government guaranteed and offer a fixed rate of return. Return and principal of stocks and bonds will vary with market conditions. Treasury bills are less volatile than longer term fixed-income securities and are guaranteed as to timely payment of principal and interest by the U.S. Government.

The Lipper Balanced Funds Average is an average of managed mutual funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
--------------------------------------------------------------------------------
                                       4

                                                            BOSTON BALANCED FUND
SCHEDULE OF PORTFOLIO INVESTMENTS                                 MARCH 31, 2001
--------------------------------------------------------------------------------

COMMON STOCKS - 54.8%

SECURITY DESCRIPTION                       SHARES      VALUE
--------------------                       ------      -----

BASIC MATERIALS - 1.4%
Avery Dennison Corp...................      5,000    $260,100
Donaldson Co., Inc....................     40,000   1,067,600
RPM, Inc..............................     35,000     357,000
                                                   ----------
                                                    1,684,700

CAPITAL GOODS - 1.4%
Dover Corp............................      5,000     179,200
Illinois Tool Works...................     25,000   1,421,000
                                                   ----------
                                                    1,600,200
                                                   ----------

COMMUNICATION SERVICES - 2.8%
Alltel Corp...........................      7,500     393,450
Avaya, Inc. (b).......................      3,333      43,329
Bellsouth Corp........................     20,000     818,400
CenturyTel, Inc.......................     15,000     431,250
Interpublic Group Cos., Inc...........     10,000     343,500
Lucent Technologies, Inc..............     30,000     299,100
SBC Communications, Inc...............     20,000     892,600
                                                   ----------
                                                    3,221,629
                                                   ----------

CONSUMER CYCLICALS - 7.7%
BJ's Wholesale Club, Inc. (b) ........     20,000     957,000
Costco Wholesale Corp. (b) ...........     40,000   1,570,000
Emerson Electric Co...................     25,000   1,550,000
Ford Motor Co.........................     50,000   1,406,000
Gannett Co., Inc......................     15,000     895,800
Johnson Controls, Inc.................     25,000   1,561,500
Leggett & Platt, Inc..................     25,000     480,750
McClatchy Co..........................     15,000     606,000
                                                   ----------
                                                    9,027,050
                                                   ----------

CONSUMER PRODUCTS - 2.0%
Anheuser-Busch Cos., Inc..............     50,000   2,296,500
                                                   ----------

CONSUMER STAPLES - 5.6%
Albertson's, Inc......................     40,000   1,272,800
Clorox Co.............................     25,000     786,250
Gillette Co...........................     25,000     779,250
Procter & Gamble Co...................     20,000   1,252,000
Sysco Corp............................     90,000   2,385,900
                                                   ----------
                                                    6,476,200
                                                   ----------

ENERGY - 2.7%
BP Amoco PLC, ADR.....................     10,000     496,200
Exxon Mobil Corp......................     32,500   2,632,500
                                                   ----------
                                                    3,128,700
                                                   ----------
COMMON STOCKS - 54.8% (CONTINUED)

SECURITY DESCRIPTION                       SHARES      VALUE
--------------------                       ------      -----

FINANCIAL SERVICES - 11.8%
American International Group..........      7,500    $603,750
Bank of America Corp..................     25,000   1,368,750
Chubb Corp............................      5,000     362,200
Cincinnati Financial Corp.............     25,000     948,438
Fannie Mae............................     30,000   2,388,000
Fleet Boston Financial Corp...........     50,000   1,887,500
Morgan Stanley Dean Witter & Co.......     25,000   1,337,500
T. Rowe Price Group, Inc..............     70,000   2,191,875
Wachovia Corp.........................      5,000     301,250
Wilmington Trust Corp.................     40,000   2,363,200
                                                   ----------
                                                   13,752,463
                                                   ----------
HEALTH CARE - 11.7%
Biomet, Inc...........................     15,000     590,859
Dentsply International, Inc...........     15,000     547,500
Johnson & Johnson.....................     30,000   2,624,100
Medtronic, Inc........................     50,000   2,287,000
Merck & Co., Inc......................     30,000   2,277,000
Pfizer, Inc...........................     70,000   2,866,500
Saint Jude Medical, Inc. (b) .........     12,500     673,125
Schering-Plough Corp..................     50,000   1,826,500
                                                   ----------
                                                   13,692,584
                                                   ----------

PRODUCER PRODUCTS - 1.6%
Carlisle Cos., Inc....................     25,000     815,500
General Electric Co...................     20,000     837,200
Teleflex, Inc.........................      5,000     204,750
                                                   ----------
                                                    1,857,450
                                                   ----------

TECHNOLOGY - 4.5%
Agilent Technologies, Inc. (b)........      6,000     184,380
Applied Materials, Inc. (b) ..........     20,000     869,999
Automatic Data Processing.............     15,000     815,700
EMC Corp. (b) ........................     15,000     441,000
Hewlett-Packard Co....................     15,000     469,050
IBM Corp..............................      6,000     577,080
Intel Corp............................     25,000     657,813
McData Corp. (b)......................        552      10,419
Microsoft Corp. (b) ..................     15,000     820,313
Oracle Corp. (b) .....................      5,000      74,900
Sun Microsystems, Inc. (b) ...........      5,000      76,850
Texas Instruments, Inc................      7,000     216,860
                                                   ----------
                                                    5,214,364
                                                   ----------

TRANSPORTATION - 1.6%
FedEx Corp. (b) ......................      5,000     208,400
United Parcel Service, Inc. Class B...     30,000   1,707,000
                                                   ----------
                                                    1,915,400
                                                   ----------

TOTAL COMMON STOCKS (COST $48,488,223)             63,867,240
                                                   ----------

                                    Contined
--------------------------------------------------------------------------------

                                                            BOSTON BALANCED FUND
SCHEDULE OF PORTFOLIO INVESTMENTS                                 MARCH 31, 2001
--------------------------------------------------------------------------------

CORPORATE OBLIGATIONS - 11.2%

                                         PRINCIPAL
SECURITY DESCRIPTION                      AMOUNT       VALUE
--------------------                      ------       -----

BASIC MATERIALS - 0.3%
Weyerhaeuser Co., 7.25%, 7/1/13.......   $300,000    $302,078
                                                      -------

CONSUMER CYCLICALS - 2.2%
Eaton Corp., 8.90%, 8/15/06...........    500,000     553,773
Honeywell, Inc., 7.00%, 3/15/07.......    500,000     533,631
Leggett & Platt, Inc.,
7.19%, 4/24/02 (c)....................  1,000,000   1,025,984
Leggett & Platt, Inc.,
6.25%, 9/9/08 (c).....................    500,000     502,385
                                                   ----------
                                                    2,615,773
                                                   ----------

CONSUMER STAPLES - 2.0%
Albertson's, Inc., 6.66%, 7/21/08.....  1,000,000     989,858
Procter & Gamble Co., 5.25%, 9/15/03..  1,000,000   1,007,836
Sysco Corp., 6.50%, 6/15/05...........    375,000     389,453
                                                   ----------
                                                    2,387,147
                                                   ----------

ENERGY - 0.3%
Atlantic Richfield Co., 8.50%, 4/1/12.    300,000     358,252
                                                   ----------

FINANCIAL SERVICES - 5.6%
Ford Credit Co., 7.75%, 11/15/02......    425,000     439,881
Ford Credit Co., 6.63%, 6/30/03.......    300,000     306,232
Ford Credit Co., 7.20%, 6/15/07.......  1,000,000   1,030,643
General Electric Capital Corp.,
7.38%, 9/15/04........................  1,000,000   1,068,371
General Electric Capital Corp.,
8.30%, 9/20/09........................  1,000,000   1,154,350
General Motors Acceptance Corp.,
9.63%, 12/15/01.......................    825,000     850,676
General Motors Acceptance Corp.,
8.50%, 1/1/03.........................    300,000     314,041
Marsh & McLennan Cos., 6.63%, 6/15/04.    800,000     826,383
UnumProvident Corp., 5.88%, 10/15/03..    400,000     396,640
                                                   ----------
                                                    6,387,217
                                                   ----------

HEALTH CARE - 0.8%
American Home Products Corp.,
7.90%, 2/15/05........................     925,000    985,794
                                                   ----------

TOTAL CORPORATE
OBLIGATIONS (Cost $12,881,558)........             13,036,261
                                                   ----------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 29.8%
FEDERAL FARM CREDIT BANK - 10.7%
5.39%, 9/15/04........................  2,000,000   2,025,980
5.80%, 6/17/05........................  2,000,000   2,045,814
6.80%, 10/12/07.......................  3,000,000   3,223,422
6.30%, 12/20/10.......................  5,000,000   5,212,525
                                                   ----------
                                                   12,507,741
                                                   ----------

FEDERAL HOME LOAN BANK - 12.7%
7.25%, 5/15/03........................  2,000,000   2,104,974
5.29%, 2/11/04........................  2,000,000   2,027,284
5.82%, 7/13/05........................  2,000,000   2,047,260
7.02%, 9/25/06........................  1,500,000   1,622,048
5.04%, 10/14/08.......................    500,000     483,300
6.88%, 8/13/10........................  3,000,000   3,249,204
7.00%, 8/15/14........................  3,000,000   3,272,121
                                                   ----------
                                                   14,806,191
                                                   ----------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 29.8% (CONTINUED)

                                         SHARES OR
                                         PRINCIPAL
SECURITY DESCRIPTION                      AMOUNT       VALUE
--------------------                      ------       -----

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 4.5%
5.38%, 3/15/02........................ $3,000,000  $3,024,696
7.25%, 1/15/10........................  2,000,000   2,210,480
                                                    ---------
                                                    5,235,176
                                                    ---------

U.S. TREASURY INFLATION PROTECTED BONDS - 1.9%
3.38%, 1/15/07........................  2,209,920   2,234,092
                                                    ---------

TOTAL U.S. GOVERNMENT AGENCY
OBLIGATIONS (COST $33,625,982)........             34,783,200
                                                   ----------

INVESTMENT COMPANIES - 3.5%
Valiant General Money Market Portfolio  4,083,872   4,083,872
                                                   ----------

TOTAL INVESTMENT
COMPANIES (COST $4,083,872)...........              4,083,872
                                                   ----------

TOTAL INVESTMENTS (Cost $99,079,635)
(a) - 99.3%                                       115,770,573
Other assets in excess of
LIABILITIES - 0.7%....................                856,746
                                                   ----------
NET ASSETS - 100.0%...................           $116,627,319
                                                 ============


(a) Represents cost for financial reporting purposes and differs from cost for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of $4,392. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

     Unrealized appreciation          $21,324,303
     Unrealized depreciation           (4,637,757)
                                      -----------
     Net unrealized appreciation      $16,686,546
                                      ===========

(b) Represents non-income producing security.

(c) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.

ADR - American Depositary Receipt
PLC -  Public Limited Company


                        See Notes to Finacial Statements
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS                                        BOSTON BALANCED FUND
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2001

ASSETS:
Investments, at value (cost $99,079,635 ).       $115,770,573
Interest and dividends receivable.........            733,965
Receivable from investments sold..........            236,893
Prepaid expenses .........................              9,797
                                                 ------------
     TOTAL ASSETS.........................        116,751,228

LIABILITIES:
Accrued expenses and other liabilities:
   Investment adviser.....................$72,709
   Administration ........................  1,430
   Other.................................. 49,770
                                          -------
     TOTAL LIABILITIES....................            123,909
                                                 ------------

NET ASSETS................................       $116,627,319

COMPOSITION OF NET ASSETS:
Capital...................................        $98,034,761
Accumulated net investment income.........            727,084
Accumulated net realized gains from
   investment transactions................          1,174,536
Unrealized appreciation from investments..         16,690,938
                                                 ------------
NET ASSETS................................       $116,627,319
                                                 ============
Shares outstanding (par value $0.001,
   unlimited number of shares
   authorized)............................          4,709,045
                                                 ============
Net Asset Value, Offering Price and
   Redemption Price per share.............             $24.77
                                                 ============

STATEMENT OF OPERATIONS
For the year ended March 31, 2001

INVESTMENT INCOME:
Interest .................................         $2,472,076
Dividend .................................          1,336,985
                                                    ---------
   TOTAL INVESTMENT INCOME................          3,809,061

EXPENSES:
   Investment adviser.....................$949,243
   Accounting ............................   9,074
   Administration ........................ 253,133
   Custodian .............................  25,087
   Transfer agency........................  20,205
   Other ................................. 129,621
                                           -------
     Total expenses before voluntary fee
        reductions and contractual
        reimbursements....                          1,386,363
     Voluntary fee reductions and
        contractual reimbursements........           (121,151)
                                                    ---------
     NET EXPENSES.........................          1,265,212
                                                    ---------

Net Investment Income ....................          2,543,849
                                                    ---------

Net Realized/Unrealized Gains/(Losses) from
Investments:
Net realized gains from investment
   transactions                                     4,253,246
Change in unrealized
   appreciation/depreciation
   from investments.......................        (12,957,073)
                                                  -----------
Net realized/unrealized losses from
   investments                                     (8,703,827)
                                                  -----------
Change in net assets from operations......        ($6,159,978)
                                                  ===========


                       SEE NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS                                        BOSTON BALANCED FUND
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           For the period
                                                                    For the year ended     July 1, 1999 to       For the year ended
INVESTMENT ACTIVITIES:                                                March 31, 2001      March 31, 2000 (a)       June 30, 1999
                                                                      --------------      ------------------       -------------
OPERATIONS:
   Net investment income .........................................     $   2,543,849         $   1,841,822         $   2,493,008
   Net realized gains from investment transactions ...............         4,253,246             6,513,493             5,272,757
   Change in unrealized appreciation/depreciation from investments       (12,957,073)           (8,664,700)            4,778,353
                                                                       -------------         -------------         -------------
CHANGE IN NET ASSETS FROM OPERATIONS .............................        (6,159,978)             (309,385)           12,544,118

DIVIDENDS:
   Net investment income .........................................        (2,495,169)           (2,542,217)           (2,187,510)
   Net realized gains from investment transactions ...............        (9,552,852)           (3,617,083)           (4,866,093)
                                                                       -------------         -------------         -------------

CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS ..................       (12,048,021)           (6,159,300)           (7,053,603)
                                                                       -------------         -------------         -------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued ...................................         5,565,273            11,554,039            24,299,269
   Dividends reinvested ..........................................        12,023,361             6,157,511             7,046,375
   Cost of shares redeemed .......................................       (19,239,049)          (21,776,689)          (11,757,251)
                                                                       -------------         -------------         -------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS .............        (1,650,415)           (4,065,139)           19,588,393
                                                                       -------------         -------------         -------------
CHANGE IN NET ASSETS .............................................       (19,858,414)          (10,533,824)           25,078,908

NET ASSETS:
   Beginning of period ...........................................       136,485,733           147,019,557           121,940,649
                                                                       -------------         -------------         -------------
   End of period (including accumulated net investment income
     of $727,084, $678,404 and $1,378,799, respectively) .........     $ 116,627,319         $ 136,485,733         $ 147,019,557
                                                                       =============         =============         =============

SHARE TRANSACTIONS:
   Issued ........................................................           213,727               401,491               840,998
   Reinvested ....................................................           463,864               214,398               253,466
   Redeemed ......................................................          (693,028)             (756,831)             (404,136)
                                                                       -------------         -------------         -------------
CHANGE IN SHARES .................................................           (15,437)             (140,942)              690,328
                                                                       =============         =============         =============



--------------------------------------------------------------------------------
(a) Effective July 1, 1999, the Fund changed its fiscal year end to March 31.

                       SEE NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS                                        BOSTON BALANCED FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS Selected data for a share outstanding throughout the period indicated.

                                                                                                                 December 1,
                                           For the     For the period          For the years ended June 30,   1995 (a) through
                                         year ended    July 1, 1999 to         ----------------------------   ----------------
                                       March 31, 2001  March 31, 2000(b)      1999      1998 (c)    1997 (c)  June 30, 1996 (c)
                                       --------------  -----------------      ----      --------    --------  -----------------
NET ASSET VALUE, BEGINNING OF PERIOD .   $  28.89          $  30.22         $  29.21   $  23.70     $ 19.31         $ 18.41
                                         ========          ========         ========   ========     =======         =======

INVESTMENT ACTIVITIES:
   Net investment income .............       0.59              0.40             0.52       0.46        0.47            0.25
   Net realized and unrealized
   gains/(losses) from investments ...      (1.91)            (0.43)            2.07       5.94        4.36            0.69
                                         --------          --------         --------   --------     -------         -------

   Total from investment activities ..      (1.32)            (0.03)            2.59       6.40        4.83            0.94
                                         --------          --------         --------   --------     -------         -------

DIVIDENDS:
   Net investment income .............      (0.58)            (0.54)           (0.49)     (0.45)      (0.44)          (0.04)
   Net realized gains from investments      (2.22)            (0.76)           (1.09)     (0.44)         --              --
                                         --------          --------         --------   --------     -------         -------
   Total dividends ...................      (2.80)            (1.30)           (1.58)     (0.89)      (0.44)          (0.04)
                                         --------          --------         --------   --------     -------         -------

NET ASSET VALUE, END OF PERIOD .......   $  24.77          $  28.89         $  30.22   $  29.21     $ 23.70         $ 19.31
                                         ========          ========         ========   ========     =======         =======

TOTAL RETURN .........................      (5.00%)           (0.63%)(d)        9.34%     27.55%      25.40%           5.14%(d)

RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000's)   $116,627          $136,486         $147,020   $121,941     $82,033         $61,771
   Ratio of expenses to average net
   assets ............................       1.00%             1.00%(e)         0.95%      1.00%       1.00%           1.00%(e)
   Ratio of net investment income to
   average net assets ................       2.01%             1.75%(e)         1.87%      1.85%       2.25%           2.43%(e)
   Ratio of expenses to average net
   assets ............................       1.10%(f)          1.09%(e)(f)      0.95%      1.00%       1.02%(f)        1.00%(e)
   Portfolio turnover ................      20.17%            28.72%           23.61%     22.71%      30.78%          17.69%


--------------------------------------------------------------------------------
(a)  Commencement of operations.
(b) Subsequent to the annual report at June 30, 1999, the Fund changed its fiscal year end to March 31.
(c) Per share data has been restated to give effect to a 4-for-1 stock split to shareholders of record as of the close on January 9, 1998.
(d)  Not annualized.
(e)  Annualized.
(f) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

                       SEE NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                            BOSTON BALANCED FUND
NOTES TO FINANCIAL STATEMENTS                                     March 31, 2001
--------------------------------------------------------------------------------

1.   ORGANIZATION:

         The Coventry Group (the "Group") was organized as a Massachusetts business trust on January 8, 1992 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The accompanying financial statements are those of the Boston Balanced Fund (the "Fund"). The Fund is a separate series of the Coventry Group. Financial statements for all other series are published separately.

         The Fund's investment objective is to seek long-term capital growth and income through an actively managed portfolio of stocks, bonds and money market instruments.

2.   SIGNIFICANT ACCOUNTING POLICIES:

         The following is a summary of the significant accounting policies followed by the Fund in preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     SECURITY VALUATION:

         The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair market value as determined in good faith by or at the direction of the Group's Board of Trustees.

         Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Group's Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Under the amortized cost method, discount or premium, if any, is accreted or amortized, respectively, on a constant (straight-line) basis to the maturity of the security.

     SECURITY TRANSACTIONS AND RELATED INCOME:

         Security transactions are accounted for on trade date. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of a premium or discount. Dividend income is recorded on the ex-dividend date.

         EXPENSE ALLOCATION:

         Expenses directly attributable to a Fund are charged directly to the Fund. Expenses relating to the Group are allocated proportionately to each Fund within the Group according to the relative net assets of each Fund or on another reasonable basis.

     DIVIDENDS TO SHAREHOLDERS:

         Dividends from net investment income and net realized gains, if any, are declared and distributed annually. Additional dividends are also paid to the Fund's shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net realized gains.

         The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified to capital; temporary differences do not require reclassification.

     FEDERAL INCOME TAXES:

         The Fund is a separate taxable entity for federal tax purposes. The Fund has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of its taxable net investment income and net realized gains, if any, to their shareholders. Accordingly, no provision for federal income tax is required.


                                   CONTINUED
--------------------------------------------------------------------------------

                                                            BOSTON BALANCED FUND
NOTES TO FINANCIAL STATEMENTS                                     March 31, 2001
--------------------------------------------------------------------------------

3.   RELATED PARTY TRANSACTIONS:

     INVESTMENT ADVISER:

         United States Trust Company of Boston (the "Investment Adviser") acts as the investment adviser to the Fund. For its services, the Investment Adviser is entitled to receive a fee, computed daily and paid monthly, based on the average daily net assets of the Fund, at an annual rate of 0.75%.

     ADMINISTRATION:

         BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), who serves the Fund as administrator, is a wholly owned subsidiary of The BISYS Group, Inc., with whom certain officers and trustees of the Group are affiliated. Such officers are paid no fees directly by the Fund for serving as officers and trustees of the Group. Under the terms of the administration agreement, BISYS Ohio receives an annual fee, computed daily and paid monthly, based on the average daily net assets of the Fund, at an annual rate of 0.20%.

     DISTRIBUTION:

         BISYS Fund Services Limited Partnership ("BISYS"), a wholly owned subsidiary of The BISYS Group, Inc., serves as the Fund's distribution agent.

     CUSTODIAN, TRANSFER AGENCY, AND FUND ACCOUNTING:

         The Investment Adviser, a Massachusetts-chartered banking and trust company, also acts as the Fund's custodian and transfer agent. Under the custody agreement, the Investment Adviser is entitled to receive a fee of 0.02% on the first $100 million of net assets and 0.015% on net assets over $100 million. This fee is computed daily and paid monthly based on the average daily net assets. The Investment Adviser receives a fixed fee for its services as the transfer agent. BISYS Ohio provides fund accounting services for the Fund. For these services to the Fund, BISYS Ohio received an annual fee accrued daily and paid monthly.

     FEE REDUCTIONS AND REIMBURSEMENTS:

         The Investment Adviser has agreed to reduce its fees payable by the Fund to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.00% of the average daily net assets. Any such reductions made by the Investment Adviser in its fees or payments or reimbursement of expenses which are the Fund's obligation may be subject to repayment by the Fund within three years provided the Fund is able to effect such repayment and remain in compliance with applicable limitations. Pursuant to its agreement, for the period ended March 31, 2001, the Investment Adviser reimbursed the Fund $57,867. As of March 31, 2001, the Investment Adviser may recoup $95,181 from the Boston Balanced Fund.

         BISYS Ohio has agreed to reduce its administration fees. For the year ended March 31, 2001, BISYS Ohio voluntarily reduced $63,284 in fees.

4.   PURCHASES AND SALES OF SECURITIES:

         Purchases of and proceeds from sales, excluding short-term securities, for the Fund for the year ended March 31, 2001, were $24,438,421 and $37,405,968 respectively.

5.   OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED):

         For the taxable year ended March 31, 2001, 35.96% of income dividends paid by the Fund qualify for the dividends received deduction available to corporations.

          During the year ended March 31, 2001 the Fund declared long-term realized gain distributions of $8,778,261.

6.   SUBSEQUENT EVENT

          Effective May 12, 2001, the United States Trust Company of Boston was replaced by Boston Trust Investment Management, Inc. as Investment Adviser.

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of the Boston Balanced Fund of the Coventry Group:

We have audited the accompanying statement of assets and liabilities of the Boston Balanced Fund of the Coventry Group (a Massachusetts business trust), including the schedule of portfolio investments, as of March 31, 2001, and the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for the periods ended March 31, 2001, March 31, 2000 and June 30, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three periods in the period ended June 30, 1998 were audited by other auditors whose report dated July 31, 1998, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Boston Balanced Fund as of March 31, 2001, the results of its operations for the year then ended and the changes in its net assets and their financial highlights for the periods ended March 31, 2001, March 31, 2000 and June 30, 1999, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Columbus, Ohio
May 14, 2001

INVESTMENT ADVISER, CUSTODIAN AND TRANSFER AGENT
United States Trust Company of Boston
40 Court Street
Boston, MA 02108
(617) 726-7250

ADMINISTRATOR
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, OH 43219

AUDITORS
Arthur Andersen LLP
Huntington Center
41 South High Street
Columbus, OH 43215-6150

LEGAL COUNSEL
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and subject to change.

5/01

                                                 [Printed on Recyled Paper Logo]